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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Standard Motor Products, Inc. on Form S-3 of our reports dated March 2, 1999, which appear in Registration Statement No. 333-79177.

We also consent to the reference to our firm under the headings "Selected Consolidated Financial Data" and "Experts" in the Prospectus, which is part of this Registration Statement.



                                                            /s/    KPMG LLP


New York, New York
July 19, 1999